UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): March 28, 2011

Bakers Footwear Group, Inc.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	000-50563 ------------------- (Commission File Number)	43-0577980 --------------------------- (I.R.S. Employer Identification Number)

2815 Scott Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63103 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 621-0699

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

                On March 28, 2011, Bakers Footwear Group, Inc. (the “Company”) issued a press release (the “Press Release”) announcing financial results for the fourth quarter and fiscal year ended January 29, 2011.  A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The description of the Press Release contained herein is qualified in its entirety by the full text of such exhibit.  Also on March 28, 2011, certain members of the Company’s management team held a conference call to discuss earnings and operating results for the quarter ended January 29, 2011. Excerpts from the conference call transcript are furnished as Exhibit 99.2 hereto and are incorporated by reference herein.

                Exhibits 99.1 and 99.2 contain forward-looking statements (within the meaning of Section 27(A) of the Securities Act of 1933 and Section 21(E) of the Securities Exchange Act of 1934). The Company has no duty to update such statements. Actual future events and circumstances could differ materially from those set forth in this Current Report, including Exhibits 99.1 and 99.2, due to various factors.

                Factors that could cause these conditions not to be satisfied include inability to satisfy debt covenants, material declines in sales trends and liquidity, material changes in capital market conditions or in the Company’s business, prospects, results of operations or financial condition, and other risks and uncertainties, including those detailed in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, including those discussed in “Risk Factors,” in “Management’s Discussion and Analysis of Financial Position and Results of Operations” and in Note 2 to the Company’s financial statements, and in the Company’s other filings with the Securities and Exchange Commission.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensation of Executive Officers

                On March 31, 2011, the Company issued letters regarding cash bonus arrangements with its executive officers  (the “Bonus Letters”), which set forth the potential bonus levels for each officer for the fiscal months of February 2011 through January 2012 (the “Bonus Period”).  The Bonus Letters were approved by the Company’s Board of Directors on terms generally consistent with the Company’s Cash Bonus Plan.  The Bonus Letters outline each officer’s potential cash bonus based on pre-tax profit for the Company during the Bonus Period.

                For any such bonus to be paid, pre-tax profit must be at least $1 after the payment of such bonuses.  Maximum bonuses are payable if pre-tax profit is $4,000,000 or more.  The size of the potential bonuses depend on the level of pre-tax profit, and range between 35.00% and 99.17% of cumulative salary in the case of Mr. Edison, and between 30.00% and 75.00% of cumulative salary in the case of the other officers.  The maximum bonus that may be paid to each officer is set forth below.

Name of executive officer	Maximum bonus as % of cumulative salary
Peter A. Edison Chairman of the Board, Chief Executive Officer and President	99.17%

Stanley K. Tusman Executive Vice President and Chief Planning Officer	75.00%

Joseph R. VanderPluym Executive Vice President and Chief Operations Officer	75.00%

Mark D. Ianni Executive Vice President and Chief Merchandising Officer	75.00%

Charles R. Daniel, III Executive Vice President, Chief Financial Officer, Controller, Treasurer and Secretary	75.00%

The Bonus Letters also provide for an additional discretionary bonus equal to 12.5% of each officer’s cumulative salary payable if (i) the officer achieves certain qualitative and other criteria relating to that officer’s duties, as communicated separately to each officer, and (ii) the Company earns a pre-tax profit of at least $1.  These discretionary bonuses are in addition to any other bonuses that may be made by the Company from time to time.

                The information set forth above contains forward-looking statements (within the meaning of Section 27(A) of the Securities Act of 1933 and Section 21(E) of the Securities Exchange Act of 1934). The Company has no duty to update such statements. Actual future events and circumstances could differ materially from those set forth in this Current Report due to various factors.

                Factors that could cause these statements not to be satisfied include inability to satisfy debt covenants, material declines in sales trends and liquidity, material changes in capital market conditions or in the Company’s business, prospects, results of operations or financial condition, and other risks and uncertainties, including those detailed in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, including those discussed in “Risk Factors,” in “Management’s Discussion and Analysis of Financial Position and Results of Operations” and in Note 2 to the Company’s financial statements, and in the Company’s other filings with the Securities and Exchange Commission.

Item 7.01.  Regulation FD Disclosure.

                The information set forth under Item 2.02 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

                (d)  Exhibits.  See Exhibit Index.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKERS FOOTWEAR GROUP, INC.
(Registrant)

Date: April 1, 2011	By:	/s/ Charles R. Daniel, III
Charles R. Daniel, III Executive Vice President, Chief Financial Officer, Controller, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release dated March 28, 2011 relating to results for the fourth quarter and fiscal year ended January 29, 2011.
99.2	Excerpts from the transcript of the conference call held on March 28, 2011.